Exhibit 10.47
Amendment Number 1
AMENDMENT NUMBER 1
and
ASSIGNMENT
DATED JULY 1, 2005
to the
MASTER SERVICES AGREEMENT
by and between
UNICARE LIFE AND HEALTH INSURANCE COMPANY.
and
APAC CUSTOMER SERVICES, INC.
DATED AUGUST 11, 2004
This Amendment Number 1 and Assignment (the “Amendment”) hereby amends that certain Master Services Agreement (the “Agreement”), between Unicare Life and Health Insurance Company, a Delaware corporation (“Unicare”), and APAC Customer Services, Inc., an Illinois corporation (“Vendor”), dated August 11, 2004. The Amendment is effective as of July 1, 2005 (the “Amendment Effective Date”). Unless otherwise specifically defined in this Amendment, all capitalized terms shall have the meaning given to them in the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and benefits described in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to assign and amend the Agreement as follows:
AMENDMENT
1. Master Services Agreement
(a)	Add the following Section 3.20.1:
‘“Entity” shall mean an Affiliate or subsidiary receiving services under a Statement of Work.’
(b)	Section 33.14 is hereby amended and restated in full as follows:
“33.14 Third Party Beneficiaries. Pursuant to Section 5.5, Company or an Entity may obtain Services hereunder. This Agreement shall benefit Company and, to the extent one or more Entity(ies) is receiving Services under this Agreement, such Entity (ies). Either Company or any Entity receiving Services under this Agreement shall have the right to enforce this Agreement and pursue remedies under this Agreement with respect to the Services.”
EXECUTION COPY

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Amendment Number 1
2. Statements of Work
(a)	Statement of Work A
(i)	Add the following paragraph prior to Section 1 of Statement of Work A on page 1 of Statement of Work A:
“For purposes of this Statement of Work, the defined term “Entity” shall be deemed to be Unicare Life and Health Insurance Company, a Delaware corporation.”
(ii)	Throughout Statement of Work A, replace the defined term “Company” with the defined term “Entity.”
(b)	Statement of Work B
(i)	Add the following paragraph prior to Section 1 of Statement of Work B on page 1 of Statement of Work B:
“For purposes of this Statement of Work, the defined term “Entity” shall be deemed to be Unicare Life and Health Insurance Company, a Delaware corporation.”
(ii)	Throughout Statement of Work B, replace the defined term “Company” with the defined term “Entity.”
ASSIGNMENT
The Agreement is hereby assigned by Unicare to WellPoint, Inc., an Indiana corporation (“WellPoint”) pursuant to Section 33.2.1 of the Agreement. All rights and obligations set forth in the Agreement shall be hereby assigned to WellPoint and all references to Company within the Agreement shall now refer to WellPoint and any Entity receiving Services hereunder and all rights accruing to Company hereunder shall also accrue to any Entity hereunder to the extent that such Entity is receiving Services. WellPoint and/or any Entity may enter into SOWs under this Agreement.
3. Confirmation of Agreement — Except as specifically amended herein, the terms and conditions of the Agreement and any Statements of Work in effect prior to the Amendment Effective Date shall remain in full force and effect. Without limiting the foregoing, no assignment or other transfer shall release any Wellpoint or Unicare Entity that was or is an original signatory party (the “Original Entity”) to the Agreement, any Statement of Work or other agreement from any of its obligations arising out of, or alter the primary liability of the Original Entity to perform all obligations to be performed by the Original Entity or its assignee pursuant to, the Agreement, the applicable Statement of Work or other agreement.
4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of Which, when taken together, shall constitute one and the same instrument.
EXECUTION COPY

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Amendment Number 1
IN WITNESS WHEREOF, the parties hereto have, by their authorized representatives executed this Amendment Number 1 and Assignment to the Master Services Agreement, dated August 11, 2004.

“Wellpoint”		“Vendor”
WELLPOINT, INC., an Indiana corporation		APAC Customer Services, Inc., an Illinois corporation

By:	/s/ Robert Bushey	By:	/s/ Michael Dorion

	Name: Robert Bushey		Name: Michael Dorion
	Title: Staff Vice President		Title: VP Operational Planning
Sourcing & Supplier Performance

“Unicare”		“Vendor”
UNICARE LIFE AND HEALTH INSURANCE COMPANY, a Delaware corporation		APAC Customer Services, Inc., an Illinois corporation

By:	/s/ Robert Bushey	By:	/s/ Kenneth R. Batko

	Name: Robert Bushey		Name: Kenneth R. Batko
	Title: Staff Vice President		Title: Acting CFO
Sourcing & Supplier Performance
EXECUTION COPY

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